SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 31, 2006


                             Mid Penn Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                    1-13677                        25-1666413
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(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)                 Identification No.)
incorporation)

349 Union Street, Millersburg, Pennsylvania                             17061
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(Address of principal executive offices)                              (Zip Code)

                                 (717).692.2133
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                           CURRENT REPORT ON FORM 8-K

ITEM 1.01. Entry into a Material Definitive Agreement

On August 1, 2006, the Registrant announced that Mid Penn Bank (the "Bank"), the Registrant's wholly-owned subsidiary, and Omega Bank ("Omega") entered into a Purchase and Assumption Agreement dated as of July 31, 2006 (the "Agreement"). Pursuant to the Agreement, subject to final regulatory approval and certain exceptions, the Bank will purchase all the assets and assume all the liabilities of Omega's branches located at 51 South Front Street, Steelton, PA and 1100 Spring Garden Drive, Middletown, PA (the "Branches"). The Bank expects the transaction to close in the 4th quarter of 2006. Consummation of such transactions is subject to fulfillment of a number of conditions, including, without limitation, the receipt of regulatory approvals. No assurance can be given that such conditions will be fulfilled or that such transactions will be consummated.

A press release announcing the proposed transaction is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibits

99.1 Press Release dated August 1, 2006 regarding Registrant's entering into agreement to purchase Omega's branches in Steelton and Middletown, PA.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MID PENN BANCORP, INC.
                                             (Registrant)


Dated: August 1, 2006                        /s/ Alan W. Dakey
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                                             Alan W. Dakey
                                             Chairman, President and
                                             Chief Executive Officer